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                                                                    Exhibit 10.3

                               OPTION AGREEMENT

                                 by and among

                            AMERIGON INCORPORATED,

                                   BSST, LLC

                                      and

                                DR. LON E. BELL

                            Dated September 4, 2000
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                               OPTION AGREEMENT

          This OPTION AGREEMENT (this "Agreement") is entered into as of September 4, 2000 by and among AMERIGON, INC., a California corporation (the "Holder"), BSST, LLC, a Delaware limited liability company (the "Company"), and DR. LON E. BELL, the sole member of the Company ("Dr. Bell").

                                R E C I T A L S

          WHEREAS, Dr. Bell is party to an operating agreement with respect to the Company, dated as of August 29, 2000;

          WHEREAS, the Company and Dr. Bell, desire, subject to the terms and conditions hereof, to grant to the Holder an Option (as defined below) to subscribe for 2,000 Series A Preferred Units of the Company (the "Option Units"), representing membership interests with such rights, preferences, and privileges as set forth in the form of Amended and Restated Operating Agreement ("Amended Operating Agreement") attached as Exhibit A hereto;
                                            ---------

          WHEREAS, concurrently with the exercise of this Agreement, (i) the Company and Dr. Bell shall execute and deliver the Amended Operating Agreement and the Employment Agreement attached as Exhibit B hereto and (ii) the Company
                                         ---------
shall grant to Dr. Bell a performance-based option based on the Milestones (as defined in the Amended Operating Agreement) for 58,824 Class A Common Units, which shall equal 5% of the fully-diluted membership interests of the Company (the "Initial Class A Member Option") at the time of exercise of the Option;

          WHEREAS, it being understood that the Company and Dr. Bell desire the Option Units to be convertible into a number of Class B Common Units of the Company equal to no less than 90% of the outstanding membership interests of the Company at the time of exercise of the Option;

          WHEREAS, the Holder is entering this Agreement concurrently and in reliance upon the execution by the Company and Dr. Bell of the Assignment and Subscription Agreement and Revenue Sharing Agreement each dated as of the date hereof (the "Related Agreements");

          WHEREAS, as consideration for the Option, the Holder has delivered $150,000 in cash (the "Option Fee") to the Company and the Company and the Holder agree that, in the event the Holder exercises the Option, such Option Fee shall be credited to the Option Exercise consideration (as defined below); and

          WHEREAS, Dr. Bell, being the sole member of the Company, has duly authorized the grant of the Option and the issuance of the Option Units in accordance with the terms hereof;

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          NOW, THEREFORE, in consideration of the promises, and of the parties'
respective representations, warranties, covenants and agreements set forth below, the Company and the Holder agree as follows:

          1.   Grant of Option. Subject to the terms and conditions set forth
               ---------------
herein, as consideration for the payment of the Option Fee, the Company hereby grants to the Holder an option (the "Option") to purchase the Option Units in exchange for payment of the Option Exercise Price (as defined below) in accordance with Sections 3 and 5; provided that such Option is exercised within
                ----------------  --------
the time and in the manner set forth in Section 2.  The Option Fee shall be
                                        ---------
fully refundable to the Holder in the event that Dr. Bell is no longer an employee of the Company, but under all other circumstances shall be non-refundable.

          2.   Exercise of Option.  The Option may be exercised by the Holder at
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any time after the date hereof, but no later than January 31, 2001 (the "Option
Exercise Period"). The Holder may exercise the Option by delivering written notice to the Company during the Option Exercise Period of the Holder's intention to exercise the Option. The date, if any, on which the Holder shall be deemed to have exercised the Option shall be the date within the Option Exercise Period on which the Holder's written notice to the Company has been effectively received by the Company pursuant to Section 11(b) (the "Exercise
                                                -------------
Date"), whereupon such Option exercise shall become irrevocable.

          3.   Option Exercise Consideration.  The consideration for exercise of
               -----------------------------
the Option Units shall be a commitment by the Holder ("Option Exercise Consideration") to pay to the Company an amount equal to $2,000,000 minus the Option Fee (the "Commitment Amount") in accordance with the schedule set forth in Section 5.

          4.   Option Units.  The number of Option Units to be purchased by the
               ------------
Holder upon exercise of the Option shall be 2,000 of the Company's Series A Preferred Units.

          5.   Payment and Closing.
               -------------------

          (a) In the event that the Holder exercises the Option in accordance with Section 2, the Holder at the Option Closing (as defined below) shall pay
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$400,000 of the Commitment Amount to the Company in immediately available funds by wire transfer to an account designated by the Company and the Company shall thereupon issue to and register in the name of the Holder the Option Units.

          (b) Upon five business days' prior notice and no more than once in any three month period, the Company shall request the Holder to pay the following amount to the Company of any remaining uncontributed portion of the Commitment Amount in immediately available funds by wire transfer to an account designated by the Company an amount equal to the lesser of (i) $400,000 and (ii) the aggregate remaining uncontributed Commitment Amount. Unless waived in writing by the Company, if the Holder does not pay such amount five business days after the end of such calendar quarter, the Holder shall foreit all rights in, and Company shall cancel, a number of Option Units equal to the unpaid portion of the requested amount divided by $1,000.

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          (c)    The completion of the exercise of the Option shall take place at the offices of the Company, or such other reasonable location as the Company shall determine, on the third Business Day following the Exercise Date, or such other reasonable time as the Company and the Holder may agree to in writing (the "Option Closing"). At the Option Closing, simultaneously with the delivery of immediately available funds as provided in Section 5(a), (i) the Company shall
                                           ------------
register the Option Units in the register of the Company, (ii) the Holder, Dr. Bell and the Company shall execute and deliver the Amended Operating Agreement,
(iii) Dr. Bell and the Company shall execute and deliver the Employment Agreement, and (iv) each of the parties hereto shall execute and deliver or obtain or cause its equity holders and/or directors to execute and deliver or obtain any and all other agreements, consents or instruments reasonably necessary for the consummation of the transactions contemplated under this Agreement.

          6.     The Holder's Representations and Warranties.
                 -------------------------------------------

          (a) The Holder has full legal capacity and authority to enter into this Agreement; the execution, delivery and performance of this Agreement does not and will not breach, violate or conflict with any agreement to which the Holder is a party or is bound; and this Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms.

          (b) The Holder understands that the offering and sale of the Option Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act, as well as exempt from the Corporate Securities Law of 1968 of California by virtue of Section 25102(f) and in accordance therewith and in furtherance thereof, the Holder represents and warrants and agrees as follows:

          (i) The Holder has a preexisting business relationship with the Company and is fully aware of the risks entailed in an investment in the Company in the form of Option Units, including but not limited to the risks enumerated in the Company's confidential business plan.

          (ii) THE HOLDER UNDERSTANDS AND ACKNOWLEDGES THAT ITS INVESTMENT IN COMPANY INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR INVESTORS OF SUBSTANTIAL MEANS WHO HAVE NO IMMEDIATE NEED FOR LIQUIDITY OF THE AMOUNT INVESTED, AND THAT SUCH INVESTMENT INVOLVES A RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF SUCH INVESTMENT.

          (iii) The Holder is not subscribing for the Option Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company;

          (iv) The Holder has adequate means of providing for the Holder's current financial needs and contingencies, is able to bear the substantial economic risks of an

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     investment in the Company for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

          (v) The Holder has such knowledge and experience in financial, tax and business matters so as to enable the Holder to utilize the information available to the Holder to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto;

          (vi) The Holder is not relying on the Company with respect to the tax or other economic considerations of an investment in the Option Units and has obtained, or had the opportunity to obtain, the advice of the Holder's own legal, tax and other advisors;

          (vii) The Holder will not sell or otherwise transfer the Option Units for value without registration under the Securities Act or applicable state or foreign securities laws or an exemption therefrom. The Option Units have not been registered under the Securities Act or under the securities laws of any other jurisdiction. the Holder represents that the Holder is purchasing the Option Units for the Holder's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. the Holder has not offered or sold any portion of the Option Units being acquired nor does the Holder have any present intention of selling, distributing or otherwise disposing of any portion of the Option Units, which may be a violation of the Securities Act, unless (i) a registration statement has been filed and declared effective by the Securities and Exchange Commission covering such Option Units to be resold or otherwise distributed; (ii) the passage of a fixed or determinable period of time that makes such resale or distribution exempt from registration and is pursuant to Rule 144 promulgated under the Securities Act or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act; or (iii) the transfer is not a "sale" of securities as said term is defined in the Securities Act. the Holder is aware that there is currently no market for the Company's Option Units;

          (viii) The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act;

          (ix) The Holder's overall commitment to investments which are not readily marketable is reasonable in relation to the Holder's net worth; and

          (x) In making an investment decision the Holder has relied on the Holder's own examination of the Company, including the merits and risks involved. THE SECURITIES OFFERED IN THIS AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          7.   The Company's Representations and Warranties.
               --------------------------------------------

          (a) The Company has full legal capacity and authority to enter into this Agreement; the execution, delivery and performance of this Agreement does not and will not breach, violate or conflict with any agreement to which the Company is a party or is bound; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (b) The Company owes no commission, fee or other compensation to any person as a finder or broker as a result of the transactions contemplated by this Agreement.

          (c) The Company is duly organized and existing under the laws of the State of Delaware.

          (d) The Company represents and warrants that the Option Units, when issued, will be duly authorized and validly issued.

          (e) As of the date hereof, 100,000 of the Company's Class A Common Units and no units of any other class or series of the Company's Units are issued and outstanding and no Units are held in the treasury of the Company.

          8.   Affirmative Covenants of the Company.  Prior to exercise of the
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Option, the Company agrees as follows:

          (a)  Inspection Rights; Financial and Accounting Records.  The Company
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shall permit any authorized representatives designated by the Holder to visit and inspect any proprieties of the Company, to inspect and copy its financial and accounting records, and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as the Holder may reasonably request. With reasonable promptness, the Company shall deliver such other information and data with respect to the Company as the Holder may from time to time reasonably request.

          (b)  Financial Plans and Operating Budget.  The Company shall provide
               ------------------------------------
to the Holder an annual financial plan and operating budget of the Company, which shall include at least a projection of income and a projected cash flow statement for each fiscal quarter and a projected balance sheet as of the end of each fiscal quarter. Any material changes in such business plan and operating budget shall be delivered to the Holder as promptly as practicable.

          (c)  Material Agreements.  Within five business days of discovery,
               -------------------
notification of any material non-compliance with any material agreement (except if such non-compliance has been corrected within such five-day period).

          (d)  Compliance with Laws.  The Company shall comply with all
               --------------------
applicable laws, rules, regulations and orders relating to the conduct of its businesses or to its properties or assets.

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          (e)  Prompt Payment of Taxes.  The Company will promptly pay and
               -----------------------
discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided,
                                                                --------
however, that any such tax, assessment, charge or levy need not be paid if the
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validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay
                                   --------  -------
all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms or otherwise, all other indebtedness incident to operations of the Company.

          (f)  Insurance.  The Company will keep its assets which are of an
               ---------
insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

          (g)  Maintenance of Existence.  The Company shall maintain in full
               ------------------------
force and effect its existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it and deemed by the Company to be necessary to the conduct of its business.

          (h)  Proprietary Information and Inventions Agreements.  The Company
               -------------------------------------------------
will cause each person now or hereafter employed by it with access to confidential information to enter into a proprietary information and inventions agreement.

          9.   Negative Covenants of the Company.  The Company covenants and
               ---------------------------------
agrees that the Company will not do any of the following without the consent of the Holder prior to exercise of the Option:

          (a)  Dispositions. Convey, sell, lease, transfer, license or otherwise
               ------------
dispose of (collectively, a "Disposition"), or permit any of its subsidiaries to dispose, all or any part of its business or property (including intellectual property), other than Dispositions (i) of inventory in the ordinary course of business and (ii) of worn-out or obsolete equipment.

          (b)  Changes in Business.  Engage in any business other than the
               -------------------
businesses currently engaged in by the Company or contemplated by the business plan presented to the Holder and any business substantially similar or related thereto (or incidental thereto).

          (c)  Mergers or Acquisitions.  Merge or consolidate to merge or
              -----------------------
consolidate, with or into any other business organization or entity, or acquire all or substantially all of the capital stock or property of another Person.

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          (d)  Indebtedness.  Create, incur, assume or be or remain liable with
               ------------
respect to any indebtedness in excess of $100,000 whether senior, subordinated, secured or unsecured, except advances and similar expenditures in the ordinary course of business or for trade accounts of the Company in the ordinary course of business.

          (e)  Encumbrances.  Create, incur, assume or suffer to exist any
               ------------
encumbrance with respect to any of its property, or assign or otherwise convey any right to receive income, including without limitation pursuant to the Revenue Sharing Agreement dated as of the date hereof between the Company and Dr. Bell, created after the date hereof pursuant to agreements in effect on the date hereof, or created in the ordinary course of business.

          (f)  Distributions.  Pay any other distribution or payment on account
               -------------
of or in redemption, retirement or purchase of any equity interest.

          (g)  Investments.  Directly or indirectly acquire or own, or make any
               -----------
Investment (as defined below) in or to any Person. "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

          (h)  Transactions with Affiliates.  Engage in any loans, leases,
               ----------------------------
contracts or other transactions with any equity holder (other than the Holder), director, officer or key employee of the Company, or any member of any such person's immediate family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party.

          (i)  Equity Issuances.  Issue any of its equity interests, or grant an
               ----------------
option or rights to subscribe for, purchase or acquire any of its equity interests to any person, except the Company may concurrently with the exercise of the Option, issue the Initial Class A Member Option in form and substance reasonably satisfactory to the Holder.

          (j)  Compensation of Employees.  Compensate any of its employees,
               -------------------------
including officers, or consultants in an annual amount greater than $180,000.

          (k)  Amendment of Related Agreements.  Amend, modify or change the
               -------------------------------
terms or conditions of any Related Agreement.

          10.  Agreement of Dr. Bell.  Dr. Bell agrees that all of his
               ---------------------
activities relating to the "Technology" as defined in the Assignment and Subscription Agreement shall be carried out through the Company.

          11.  Miscellaneous.
               -------------

          (a)  Governing Law.  This Agreement and the rights and obligations of
               -------------
the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the state of California, without regard to conflicts of laws principles, and of the United States.


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          (b)  Notices.  Any notice or other communication provided for in this
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Agreement shall be in writing and sent to the address listed under each party's signature hereto or at such other address a party may from time to time in writing designate. Each such notice or other communication shall be effective
(i) if given by telecommunication, when transmitted to the applicable number so specified pursuant to this Section and a confirmation of transmission is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

          (c)  Amendments and Waiver. No amendment, modification, termination or
               ---------------------
waiver of any provision of this Agreement, shall be effective unless the same shall be in writing and signed by the parties. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Failure by either party, at any time, to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as a waiver of any right accruing under this Agreement, nor shall it affect any subsequent breach or the effectiveness of this Agreement or any part hereof, or prejudice either party with respect to any subsequent action.

          (d)  Severability.  If any provision of this Agreement is held invalid
               ------------
or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect, and if any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances, to the fullest extent permitted by law.

          (e)  Integration.  This Agreement, together with any exhibits and
               -----------
schedules hereto, supersedes all prior agreements and understandings of the parties in connection pertaining to the subject matter hereof. There are no oral agreements between the parties that pertain to the subject matter hereof.

          (f)  Arbitration.  Any controversy or claim arising out of or relating
               -----------
to this Agreement, its enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of its provisions, other than a controversy or claim arising out of or relating to a calculation pursuant to any of its provisions, shall be submitted to arbitration, to be held in Los Angeles County, California in accordance with California Civil Procedure Code Sections 1282-1284.2. In the event either party institutes arbitration under this Agreement, the party prevailing in any such arbitration shall be entitled, in addition to all other relief, to reasonable attorneys' fees relating to such arbitration. The nonprevailing party shall be responsible for all costs of the arbitration, including but not limited to, the arbitration fees, court reporter fees, etc.

          (g)  Further Assurances.  Each party hereto agrees to execute,
               ------------------
acknowledge and deliver any and all further instruments, and to do any and all further acts, as may be necessary or appropriate to carry out the intent and purpose of this Agreement, and each party will use its best efforts to obtain any and all third party consents or approvals necessary or useful for the consummation of the transactions contemplated by this Agreement.

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          (h)  Headings.  The section headings in this Agreement are for
               --------
convenience only, and shall not be considered a part of, or affect the interpretation of, any provision of this Agreement.

          (i)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                          [Signature page to follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          AMERIGON INCORPORATED

                                          By:___________________________

                                          Name:
                                          Title:

                                          Notice Address:


                                          BSST, LLC

                                          By:___________________________

                                          Name:
                                          Title:

                                          Notice Address:


                                          DR. LON E. BELL


                                          ______________________________


                                          Notice Address:


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